                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                   FORM 8 - K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  March 9, 1994
                                                   -------------

                         INTERNATIONAL DAIRY QUEEN, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


        0-6116                                      41-0852869
        ------                                      ----------
(Commission File Number)                (IRS Employer Identification No.)


7505 Metro Boulevard, Minneapolis, Minnesota                   55439
- --------------------------------------------                   -----
  (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (612) 830-0300
                                                    --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 1.   CHANGES IN CONTROL OF REGISTRANT.

               On March 9, 1994, the families of John W. and Jane N. Mooty and the family of Rudy Luther entered into an agreement pursuant to which members of the Mooty families agreed not to sell or otherwise transfer any of their shares of Class B Common Stock ("Class B Stock") of the Registrant without first offering such stock to the Luther family and the Luther family agreed not to sell or otherwise transfer any of their shares of the Class B Stock without first offering such stock to the Mooty families. The members of the Mooty families who are parties to the agreement own approximately 2,530,000 shares of Class B Stock and the members of the Luther family who are parties to the agreement own approximately 2,310,000 shares of the Class B Stock.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements:  None.

     (c)  Exhibits:

               (1) Agreement dated March 9, 1994 by and among the families of John W. and Jane N. Mooty and the family of Rudy Luther.



0261A

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.



Dated: March 24, 1994                   INTERNATIONAL DAIRY QUEEN, INC.



                                        By /s/ Michael P. Sullivan
                                           ---------------------------
                                               Michael P. Sullivan
                                                   President



0261A

                                    AGREEMENT

     At the present time the parties to this Agreement are the owners of more than fifty percent (50%) of the issued and outstanding Class B shares of International Dairy Queen, Inc. (herein referred to as "Dairy Queen"). The beneficial interest of all of such shares is either owned by Rudy Luther and his issue or John W. and Jane N. Mooty and their issue. For convenience, the family groups will be referred to below as "Rudy's Family" and as "John and Jane's Family".
     It is the desire of the two families that they enter into this Agreement in order to ensure that no share of Class B common stock of Dairy Queen will be sold, caused to be redeemed or otherwise transferred except in accordance with the terms of this Agreement. Accordingly, in consideration of the mutual covenants contained herein, the parties agree as follows:
     1. None of the undersigned parties who are members of John and Jane's Family will sell, cause to be redeemed or otherwise transfer any share of Class B common stock of Dairy Queen except to a member of John and Jane's Family who is a party to this Agreement or who subsequently agrees to be bound by the terms of this Agreement unless such shares shall be first offered to Rudy's Family as provided herein.

     2. None of the undersigned parties who are members of Rudy's Family will sell, cause to be redeemed or otherwise transfer any share of Class B common stock of Dairy Queen except to a member of Rudy's Family who is a party to this Agreement or who subsequently agrees to be bound by the terms of this Agreement unless such shares shall be first offered to John and Jane's Family as provided herein.
     3. The Family to which the shares are offered under paragraph 1 or 2 hereof shall have the option to either (1) exchange one share of Class A common for the share of Class B common being offered or (2) to pay for the Class B share being offered a cash price equal to the mean between the bid and the asked price for the Class B shares on the day on which the shares are offered as reported in the Wall Street Journal on the following day.
     4. When any party decides he or she desires to sell, cause to be redeemed or transfer a share of Class B common stock of Dairy Queen to other than a qualified member of the same Family, the person desiring to sell, cause to be redeemed or transfer shall by written notice notify the Designated Person in the other Family of such desire and the Designated Person receiving the notice shall within five (5) days of the receipt of the notice, advise the notifying party in writing that the Family of the designee either (a) desires to acquire all of the shares sought to be transferred by an exchange for Class A shares of Dairy Queen; or (b) desires to acquire all of the shares by cash payment; or (c) desires to acquire part of the shares by a combination of the exchange for Class A shares and cash; or (d) has no desire to purchase or exchange for the shares proposed to be transferred.
     In the event that no written response is furnished to the party offering to transfer shares within the five (5) day period, it will be deemed that the Family receiving the notice has no desire to acquire the shares.
     In the event that option (a), (b), or (c) above is exercised, the exercising party shall tender any Class A shares to be tendered or any cash to be paid within ten (10) days of the exercise of such option.
     5. The parties to this Agreement recognize that at certain times the Class A shares have sold for a price that is greater than the price at which the Class B shares were then trading and that at times the Class B shares have sold for a price that is greater than the price at which the Class A shares were trading but it is the desire of the parties that in the event shares of Class A are exchanged for Class B pursuant to the terms of this Agreemnt that any differential will be disregarded and the shares will be exchanged on a one-for-one basis.

     6. The Designated Person for Rudy's Family shall be Rudy Luther until such time as Rudy's Family shall name another Designated Person and the Designated Person for John and Jane's Family shall be John Mooty until John and Jane's Family shall name another Designated Person.
     7. Each party to this Agreement owns the number of Class B shares set forth opposite that party's name below.
     8. This Agreement shall remain in force for ten (10) years unless terminated sooner by mutual consent.

Dated this   9th   day of     March            , 1994.
           -------        ---------------------

                                                                    Number of
Party                                                            Class B Shares
- -----                                                            --------------

/s/ Rudy Luther                                                       1,631,850
- ------------------------------------
Rudy Luther

Michael P. Sullivan, Trustee of the
Rudy Luther Trust U/A dated December
20, 1976 f/b/o R. Dan Luther


/s/ Michael P. Sullivan                                                 275,000
- ------------------------------------
Michael P. Sullivan         Trustee.

Michael P. Sullivan, Trustee of the
Rudy Luther Trust U/A dated December
20, 1976 f/b/o Charles David Luther


/s/ Michael P. Sullivan                                                 275,000
- ------------------------------------
Michael P. Sullivan         Trustee.


/s/ Charles David Luther                                                 65,000
- ------------------------------------
Charles David Luther


/s/ R. Dan Luther                                                        65,581
- ------------------------------------
R. Dan Luther

/s/ John W. Mooty                                                       864,071
- ------------------------------------
John W. Mooty

John W. Mooty, Trustee of the GPMM&B/
JWM Retirement Trust U/A dated April
1, 1987.

/s/ John W. Mooty                                                         9,543
- ------------------------------------
John W. Mooty               Trustee.


/s/ Jane N. Mooty                                                       571,336
- ------------------------------------
Jane N. Mooty


/s/ Barbara L. Glaser                                                   402,668
- ------------------------------------
Barbara L. Glaser


/s/ Kenneth C. Glaser                                                   259,718
- ------------------------------------
Kenneth C. Glaser


/s/ David N. Mooty                                                      139,452
- ------------------------------------
David N. Mooty


/s/ Bruce W. Mooty                                                      141,052
- ------------------------------------
Bruce W. Mooty


/s/ Charles W. Mooty                                                    141,600
- ------------------------------------
Charles W. Mooty


6671E